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                       Supplement dated November 1, 1999*
                   to the Prospectus dated September 13, 1999
             of the American Express Signature Variable Annuity SM



The following bullet points replace first two bullet points in the "Charges" section of the prospectus under the "Withdrawal charge" heading.

o First, in each contract year, we withdraw amounts totaling up to 10% of your prior anniversary contract value. (Your initial purchase payment is considered the prior anniversary contract value during the first contract year.) We do not assess a withdrawal charge on this amount.

o Next, we withdraw contract earnings, if any, that are greater than the annual 10% free withdrawal amount described in number one above. Contract earnings equal contract value less purchase payments received and not previously withdrawn. We do not assess a withdrawal charge on this amount.

     NOTE: We determine contract earnings by looking at the entire contract value, not the earnings of any particular subaccount or the fixed account.





The following bullet points replace first two bullet points in the "Charges" section of the prospectus under the "Waiver of withdrawal charge" heading.

o    withdrawals of any contract earnings;

o amounts totaling up to 10% of your prior contract anniversary contract value to the extent they exceed contract earnings;